UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2004

NEWPORT CORPORATION

(Exact name of registrant as specified in charter)

Nevada	0-1649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 863-3144

Item 12. Results of Operations and Financial Condition.

On July 29, 2004, Newport Corporation (the “Registrant”) announced its financial results for the second quarter ended July 3, 2004, and its business outlook for the third and fourth quarters of 2004. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1.

This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 29, 2004	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Press Release dated July 29, 2004 (furnished pursuant to Item 12 of Form 8-K and not deemed filed).	4

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